UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Preliminary Information Statement

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Definitive Information Statement

WWA GROUP, INC.

(Name of Registrant as Specified In Its Charter)

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WWA GROUP, INC.

4570 South Eastern Avenue, Suite 26-221

Las Vegas, Nevada  89119

June 23, 2015

To:

The Holders of the Common Stock of WWA Group, Inc.

Re:

Action by Written Consent in Lieu of Meeting of Stockholders

This Information Statement is furnished by the Board of Directors of WWA Group, Inc., a Nevada corporation (the “Company”), to holders of record of the Company’s common stock, $0.001 par value per share, at the close of business on June 26, 2015.  The purpose of this Information Statement is to inform the Company’s stockholders of a certain actions taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of June 5, 2015. This Information Statement is prepared and delivered to meet the requirements of Section 78.390 of the Nevada Revised Statutes. This Information Statement provides notice that the Board of Directors has recommended, and holders of a majority of the voting power of our outstanding stock have voted, to approve the following items:

1.

To elect four (4) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified; and

2.

To approve an amendment to the Company’s Articles of Incorporation to: (a) change the Company’s name to Genie Gateway, (b) approve a reverse stock split of the Company’s outstanding common stock at a ratio of 1-for-100; and (c) decrease the Company’s authorized common stock from 800,000,000 shares, par value $0.001 to 500,000,000 shares, par value $0.001.

The above actions taken by the Company’s stockholders will become effective on or about July 23, 2015 and are more fully described in the Information Statement accompanying this Notice.

Under the rules of the Securities and Exchange Commission, the above actions cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the stockholders of the Company.

This is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matter that will be described herein.

By Order of the Board of Directors

/s/ Thomas E. Skala

Thomas E. Skala, President

June 23, 2015

Las Vegas, NV

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR COMMON STOCK.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

INTRODUCTION

This Information Statement is being mailed or otherwise furnished to the holders of common stock, $0.001 par value per share (the “Common Stock”) of WWA Group, Inc., a Nevada corporation (“We” or the “Company”) by the Board of Directors to notify them about a certain action that the holders of a majority of the Company’s outstanding voting stock have taken by written consent, in lieu of a special meeting of the stockholders.  The action was taken on June 5, 2015.

Copies of this Information Statement are first being sent on or before June 30, 2015 to the holders of record on June 26, 2015 of the outstanding shares of the Company’s Common Stock.

General Information

Stockholders of the Company owning a majority of the Company’s outstanding voting securities have approved the following action (the “Action”) by written consent dated June 5, 2015, in lieu of a special meeting of the stockholders:

1.

To elect four (4) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified; and

2.

To approve an amendment to the Company’s Articles of Incorporation to: (a) change the Company’s name to Genie Gateway, (b) approve a reverse stock split of the Company’s outstanding common stock at a ratio of 1-for-100, and (c) decrease the Company’s authorized common stock from 800,000,000 shares, par value $0.001 to 500,000,000 shares, par value $0.001.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under Nevada law are afforded to the Company’s stockholders as a result of the approval of the Action.

Vote Required

The vote, which was required to approve the above Actions, was the affirmative vote of the holders of a majority of the Company’s voting stock.  Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held.  Each holder of Series A Convertible Preferred Stock is entitled to two hundred fifty (250) votes for each share of Series A Convertible Preferred Stock held.  Each holder of Series B Convertible Preferred

Stock is entitled to approximately three hundred thirty four (334) votes for each share of Series B Convertible Preferred Stock held.  Each share of Series C Convertible Preferred Stock is entitled to approximately fifteen (15) votes for each share of Series C Convertible Preferred Stock held.

The date used for purposes of determining the number of outstanding shares of voting stock of the Company entitled to vote is June 5, 2015.  The record date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on June 26, 2015 (the “Record Date”). As of the Record Date, the Company had outstanding 500,000,000 shares of Common Stock.  Holders of the Common Stock have no preemptive rights.  All outstanding shares are fully paid and nonassessable.  The transfer agent for the Common Stock is Interwest Transfer Co., Inc., 1981 Murray Holladay Road, Suite 100, Salt Lake City, UT 84117, Telephone: 801-272-9294.

Vote Obtained – Section 78.320 of the Nevada Revised Statutes

Section 78.320 of the Nevada Revised Statutes generally provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

In order to eliminate the costs and management time involved in soliciting and obtaining proxies to approve the Actions and in order to effectuate the Actions as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company.  The consenting shareholders and their respective approximate ownership percentage of the voting stock of the Company, which total in the aggregate over 97% of the outstanding voting stock, are as follows: AllCom (over 97%).

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Company’s stockholders on the Record Date.  The corporate action described herein will be effective approximately 20 days (the “20-day Period”) after the mailing of this Information Statement.  The 20-day Period is expected to conclude on or about July 23, 2015.

The entire cost of furnishing this Information Statement will be borne by the Company.

ACTION ONE

ELECTION OF DIRECTORS

Directors are normally elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company.  Directors may receive compensation for their services as determined by the Board of Directors.  See “Compensation of Directors.”  Presently, the Board of Directors consists of four (4) members, namely, Thomas E. Skala, Mark A. Newgreen, Randall L. Skala, and Stuart C. Scamman.

On April 9, 2015, we closed the transaction contemplated by an Agreement of Exchange of Stock (the “Share Exchange Agreement”) by and between us, AllCom, a Nevada corporation (“AllCom”) and Genie Gateway, a California corporation (“Genie”), dated as of January 30, 2015, as amended, pursuant to which AllCom transferred to us 100% of the common stock of Genie in exchange for the issuance of: (i) 125,798,890 shares of our Common Stock, restricted in accordance with Rule 144, (ii) 5,000,000 shares of our Series B Convertible Preferred Stock, restricted in accordance with Rule 144, with the rights and preferences in the Certificate of Designation for the Series B Convertible Preferred Stock attached hereto, and (iii) 10,000,000 shares of our Series C Convertible Preferred Stock, restricted in accordance with Rule 144, with the rights and preferences in the Certificate of Designation for the Series C Convertible Preferred Stock attached hereto (such transaction, the “Share Exchange Transaction”), all of which shares equate to approximately 97% of our outstanding voting control (not including the shares of our Series A Convertible Preferred Stock, which as noted below, have been transferred to AllCom, but will be retired once we effect a reverse stock split of our common stock).  As a result of implementing the Share Exchange Agreement, Genie became our wholly-owned subsidiary and now, in addition to managing our cable operations that we control through our subsidiary, Summit Digital, Inc., we are now also in the business of being a unified communications and payment processing platform that blends business products and services - traditionally purchased from multiple vendors - into one seamless service, through Genie.

In connection with this transaction, our two former directors, Mr. Stephen Spencer and Mr. Thomas Nix resigned from their positions on our Board of Directors and the four director nominees were appointed to serve on our Board of Directors.  Shareholders representing a majority of our voting stock, by resolution dated May 27, 2015, ratified the appointment of the four director nominees and approved their appointment to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors.  Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors. Each holder of Series A Convertible Preferred Stock is entitled to two hundred fifty (250) votes for each share of Series A Convertible Preferred Stock held.  Each holder of Series B Convertible Preferred Stock is entitled to approximately three hundred thirty four (334) votes for each share of Series B Convertible Preferred Stock held.  Each share of Series C Convertible Preferred Stock is entitled to approximately fifteen (15) votes for each share of Series C Convertible Preferred Stock held.

Although the Company’s management expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to being appointed, a replacement will be appointed by a majority of the then-existing Board of Directors.  Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve.  All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominees For Election As Director

The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the effective date of the actions in this Information Statement:

Name	Age	Position(s)

Thomas E. Skala	69	President and Director

Mark A. Newgreen	53	Chief Financial Officer and Director

Randall L. Skala	47	Secretary, Chief Operating Officer and Director

Stuart C. Scamman	55	Chief Technology Officer and Director

Thomas E. Skala is our President and a member of our Board of Directors, positions he has held since April 9, 2015.  Mr. Skala is the main inventor of the technology utilized by AllCom has served as AllCom’s Chief Executive Officer since AllCom’s inception in 1997.  From 1974 to 1977, Mr. Skala was President of MCB Systems, a provider of a private label credit card services nationwide.  In 1976 Mr. Skala founded Electronic Financial Systems, which in 1981 became Electronic Clearing House. Mr. Skala served as both President and Chairman for ten years of the two related firms: Electronic Clearing House, an electronic credit card processing company, which was eventually sold to Intuit, (NASADAQ: INTU); and General Credit Leasing Corporation, a provider of specialty equipment and leasing services for point-of-sale and other transaction management devices.  In 1989 Mr. Skala became Chairman of InfoUSA, a position he still holds.

Mark A. Newgreen is our Chief Financial Officer and a member of our Board of Directors, positions he has held since January 12, 2015.  Mr. Newgreen has served as AllCom’s Chief Financial Officer since April 9, 2015, a position he still holds. Prior to joining AllCom, from March 2008 until December 31, 2014 Mr. Newgreen was the Chief Financial Officer of Cascade Finance Partners, growing investment banking / private equity group which acquired or started up numerous companies in a variety of industries.  Cascade’s portfolio included GameWorks Entertainment (acquired from Sega during Mark’s tenure), JBC Entertainment (Jillian’s chain bolted onto the Sega Acquisition), Colorlabs Enterprises, (postal/addressing machine ink cartridges), IOG Products (impact sensors for shipping), CDC Data (Scanners), and Kamako Manufacturing (proprietary equipment used on oil rigs).   Prior to joining Cascade, Mr. Newgreen spent several years (2001 – 2007) as Chief Financial Officer of Coldwell Banker Commercial Advisory Services Group where he was involved with valuations, feasibility studies, and various repositioning analysis.  He also assisted with raising both debt and equity capital for a variety of development projects.  Prior to these positions, Mr. Newgreen’s resume includes positions as the Senior Vice President of Underwriting at Coast Business Credit and twelve years in public accounting at KPMG Peat Marwick.  Mr. Newgreen is a California licensed Certified Public Accountant and holds a bachelor’s degree from California State University, Fullerton with concentrations in both accounting and management information systems.  Previously, Mark spent 3 years studying at University of California, Irvine in its Engineering and Computer Science departments.

Randall L. Skala is our Secretary, Chief Operating Officer and a member of our Board of Directors, positions he has held since April 9, 2015.  Mr. Skala has been the Secretary and Chief Operating Officer of AllCom since AllCom’s inception in 1997.   In these positions, Mr. Skala has been responsible for creating many of the key operational guidelines by which the company operates today.  Prior to his time at AllCom, Mr. Skala was Technical Support Manager for Infotainment Network, where he developed a powerful understanding of maintaining a full-time, always ready, information delivery service.  From there, Skala went on to become Technical and Operations manager of Infotrust Telco, a provider of national and international calling card and value-add telecom services, before moving up to VP of Operations.

Stuart C. Scamman is our Chief Technology Officer and a member of our Board of Directors, positions he has held since April 9, 2015.  Mr. Scamman has been the Chief Technology Officer of AllCom since AllCom’s inception in 1997.   In this position, Mr. Scamman has been the chief architect of AllCom’s product designs and overall technical strategy.  He the primary person responsible for giving AllCom’s product line a consistent look and feel, as well as its thorough integration.  Prior to joining AllCom, Mr. Scamman developed telecommunications software on a variety of platforms and was also responsible for developing and maintaining large, integrated database applications in conjunction with the telecom programs, at Telecom Technologies.

Family Relationships

Mr. Thomas E. Skala and Mr. Randall L. Skala are father and son, respectively.  There are no other family relationships between or among the above Directors, executive officers or persons nominated or charged by us to become directors or executive officers.

Conflicts of Interest

Potential conflicts of interest are inherent in the relationships between the Company and its officers and directors.  From time to time, one or more of the Company’s affiliates may form or hold an ownership interest in and/or manage other businesses both related and unrelated to the type of business that we own and operate.  These persons expect to continue to form, hold an ownership interest in and/or manage additional other businesses which may compete with the Company’s business with respect to operations, including financing and marketing, management time and services and potential customers. These activities may give rise to conflicts between or among the interests of the Company and other businesses with which the Company’s affiliates are associated.  The Company’s affiliates are in no way prohibited from undertaking such activities, and neither the Company nor its shareholders will have any right to require participation in such other activities. Further, because the Company intends to transact business with some of its officers, directors and affiliates, as well as with firms in which some of its officers, directors or affiliates have a material interest, potential conflicts may arise between the respective interests of us and these related persons or entities.  The Company believes that such transactions will be effected on terms at least as favorable to the Company as those available from unrelated third parties.

With respect to transactions involving real or apparent conflicts of interest, the Company has adopted policies and procedures which require that: (i) the fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval, (ii) the transaction be approved by a majority of the Company’s disinterested outside directors, and (iii) the transaction be fair and reasonable to the Company at the time it is authorized or approved by its directors.

The Company’s policies and procedures regarding transactions involving potential conflicts of interest are not in writing.  The Company understands that it will be difficult to enforce its policies and procedures and will rely and trust its officers and directors to follow the policies and procedures.  The Company will implement our policies and procedures by requiring the officer or director who is not in compliance with its policies and procedures to remove himself and the other officers and directors will decide how to implement the policies and procedures, accordingly.

Involvement in Certain Legal Proceedings

To the best of its knowledge, none of the Company’s directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree, or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement. Except as set forth in our discussion below in “Certain Relationships and Related Transactions, and Director Independence – Transactions with Related Persons,” none of its directors, director nominees, or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates, or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. During the most recent fiscal year, to the Company’s knowledge, the following delinquencies occurred:

Name	No. of Late Reports	No. of Transactions Reported Late	No. of Failures to File
Thomas E. Skala	1	0	0
Mark A. Newgreen	1	0	0
Randall L. Skala	1	0	0
Stuart C. Scamman	1	0	0

Board Meetings and Committees

During the 2013, 2014 and 2015 fiscal year to date, the Board of Directors met on a regular basis and took written action on numerous other occasions.  All the members of the Board of Directors attended the meetings.  The written actions were by unanimous consent.

Code of Ethics

The Company has not adopted a written code of ethics, because it believes and understands that its officers and directors adhere to and follow ethical standards without the necessity of a written policy.

Audit Committee

The Company does not currently have an audit committee.

Compensation Committee

The Company does not currently have a compensation committee.

Director Compensation

The following table sets forth director compensation for fiscal year 2014:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Thomas Nix[1]	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Stephen Spencer[2]	-0-	-0-	-0-	-0-	-0-	-0-	-0-

1 Mr. Nix resigned as a member of our Board of Directors effective April 9, 2015.

2 Mr. Spencer resigned as a member of our Board of Directors effective April 9, 2015.

Certain Relationships and Related Transactions, and Director Independence

As part of the Share Exchange Transaction with AllCom, we agreed with AllCom that Thomas Nix, our former President and former member of our Board of Directors will have the option, beginning on July 31, 2015, and ending on September 30, 2015, to purchase our cable television system business, currently run by Summit Digital, Inc., for the sum of Twenty Five Thousand Dollars ($25,000), payable directly to us.  However, the parties agreed to waive the Twenty Five Thousand Dollars ($25,000) payment for the cable system business if Mr. Nix personally covers any operating losses resulting from the cable television business from the closing of the Share Exchange Transaction through the time of exercising his purchase option.  Other than this transaction, we have not entered into or been a participant in any transaction in which a related person had or will have a direct or indirect material interest in an amount that exceeds the lesser of $120,000 or 1% of the average of our total assets for the last three completed fiscal years.

We do not have a written policy concerning the review, approval, or ratification of transactions with related persons.

We do not have an audit, compensation, or nominating committee.

Presently, the Board of Directors consists of four (4) members, namely, Thomas E. Skala, Mark A. Newgreen, Randall L. Skala, and Stuart C. Scamman, none of which are considered independent. Because the

Company’s common stock is not currently listed on a national securities exchange, the Company has used the definition of “independence” of The NASDAQ Stock Market to make this determination.  NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship that, in the opinion of the company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The NASDAQ listing rules provide that a director cannot be considered independent if:

•

the director is, or at any time during the past three years was, an employee of the company;

•

the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

•

a family member of the director is, or at any time during the past three years was, an executive officer of the company;

•

the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•

the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

•

•

the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Thomas E. Skala, Mark A. Newgreen, Randall L. Skala, and Stuart C. Scamman are not considered independent because they each serve as an executive officer of the Company.

ACTION TWO

AMENDMENT TO THE COMPANY’S

ARTICLES OF INCORPORATION TO CHANGE

THE NAME OF THE COMPANY, DECREASE THE

AUTHORIZED COMMON STOCK,

AND EFFECT A 1-FOR-100 REVERSE STOCK SPLIT

Name Change

On June 5, 2015, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest, and directed that there be submitted to the holders of a majority of the Company’s common stock for approval, the prospective amendment to the Company’s Articles of Incorporation to change the name of the Company to Genie Gateway (the “Name Change Amendment”).  On June 5, 2015, stockholders of the Company owning a majority of the Company’s outstanding voting stock (the “Majority Stockholders”) approved the Name Change Amendment by written consent, in lieu of a special meeting of the stockholders.

The Board of Directors of the Company and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Name Change Amendment in order to more accurately reflect changes in the Company’s business focus.  As disclosed in the Company’s Current Report on Form 8-K filed with the Commission on April 10, 2015, the Company’s new business focus is being a unified communications and payment processing platform that blends business products and services - traditionally purchased from multiple vendors - into one seamless service.

The Name Change Amendment, a copy of which is attached to this Information Statement as Exhibit A, will be filed with the Nevada Secretary of State with an expected effective date of July 23, 2015.

Decrease the Authorized Common Stock

General

On June 5, 2015, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest and directed that there be submitted to the holders of a majority of the Company’s voting stock for approval, the prospective amendment to the Fifth Article of the Company’s Articles of Incorporation to decrease the authorized common stock from 800,000,000 shares, par value $0.001, to 500,000,000 shares, par value $0.001 (the “Decrease in Authorized Amendment”). On June 5, 2015, the Majority Stockholders approved the Decrease in Authorized Amendment by written consent, in lieu of a special meeting of the stockholders.

Reasons for the Decrease in Authorized Amendment

Currently, the Company is authorized to issue 800,000,000 shares of Common Stock.  Of the 800,000,000 shares of Common Stock authorized, as of the Record Date, there were 500,000,000 shares of Common Stock issued and outstanding, and 300,000,000 shares of Common Stock reserved for issuance upon the conversion of outstanding preferred stock.  After the Reverse Stock Split, as detailed herein, the Company will have approximately 21,666,666 shares of Common Stock issued and outstanding, and 144,994,200 shares of Common Stock reserved for issuance upon the conversion of outstanding preferred stock.

As a general matter, the Majority Stockholders believe the available number of unissued shares of Common Stock after the 100-for-1 reverse stock split is too many shares to be potentially issued at the discretion of the Board of Directors without going back to the Company’s shareholders for approval prior to issuance.  As a result the Majority Stockholders approved the Decrease in Authorized Amendment.

The Board of Directors is considering, and will continue to consider, various financing options, including the issuance of either Common Stock or securities convertible into Common Stock from time to time to raise additional capital necessary to support future growth of the Company.  As a result of the Decrease in Authorized Amendment, the Board of Directors feels potential investors will be more likely to invest in the Company’s securities if the Company’s Board of Directors can only issue up to 500,000,000 shares of common stock as opposed to 800,000,000 shares of common stock.

Ability of the Board to Issue Stock; Certain Issuances Requiring Shareholder Approval

The shares of Common Stock authorized by the Decrease in Authorized Amendment may be issued for any proper purpose from time to time upon authorization by the Board of Directors, without further approval by the stockholders unless required by applicable law, rule or regulation, including, without limitation, rules of any trading market that the Company’s Common Stock may trade on at that time.  Shares may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law.

Interest of the Directors and Officers of the Company in the Decrease in Authorized Amendment

The current officers and directors of the Company and the officers and directors of the Company when the Decrease in Authorized Amendment was approved by the Board of Directors do not have any substantial interest, direct or indirect, in the approval of the Decrease in Authorized Amendment, other than as stockholders of the Company.

Effects of the Decrease in Authorized Amendment

The Decrease in Authorized Amendment was not approved as a means of preventing or dissuading a change in control or takeover of the Company.  However, lowering the number of shares that can be issued could decrease the opportunity for a future change of control or takeover of the Company.  The Board of Directors and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.  However, upon the effectiveness of the reverse stock split discussed herein, the Company’s Series B Preferred Stock will convert into approximately 77% of the Company’s then outstanding Common Stock.

The holders of Common Stock are not entitled to preemptive rights with respect to the issuance of additional Common Stock or securities convertible into or exercisable for Common Stock.  Accordingly, the issuance of additional shares of Common Stock or such other securities might dilute the ownership and voting rights of stockholders.

The holders of Common Stock will not realize any dilution in their percentage of ownership of our company or their voting rights as a result of the decrease.  However, issuances of significant numbers of additional shares of Common Stock in the future (i) may dilute stockholders’ percentage ownership of our company and (ii) if such shares are issued at prices below what current stockholders paid for their shares, may dilute the value of current stockholders’ shares.

The Decrease in Authorized Amendment does not change the terms of the Common Stock.

The Decrease in Authorized Amendment, a copy of which is attached to this Information Statement as Exhibit B, will be filed with the Nevada Secretary of State with an expected effective date of July 16, 2015.

Reverse Stock Split

General

On June 5, 2015, the Board of Directors and Majority Stockholders of the Company approved by written consent, in lieu of a special meeting of stockholders, amend the Company’s Articles of Incorporation to effect a 1-for-100 reverse split of the Company’s Common Stock (the “Reverse Stock Split”).

Effects of Reverse Split

The corporate action provides for the combination of our presently issued and outstanding shares of Common Stock into a smaller number of shares of identical Common Stock. This is known as a "reverse stock split."  Under the proposal, each one hundred (100) shares of our presently issued and outstanding Common Stock as of the close of business on the effective date of the approved director’s resolution will be converted automatically into one (1) share of our post-reverse stock split Common Stock.  Fractional shares will not be issued.  Instead, we will issue one share of our post-reverse stock split Common Stock to any stockholder who would have been entitled to receive a fractional share as a result of the reverse stock split.

Each stockholder will hold the same percentage of our outstanding Common Stock immediately following the reverse stock split as he or she did immediately prior to the reverse stock split, except for adjustments required due to the treatment of fractional shares. The Reverse Split does not change the number of authorized shares of Common Stock.

Reasons for the Reverse Stock Split

The primary purposes of the reverse stock split are to:

• Increase the per share price of our Common Stock;

• Provide the Company with the flexibility to issue additional shares to facilitate future acquisitions and financings; and

•  Permit the conversion of the Company’s Series B Convertible Preferred Stock and Series C Convertible Preferred Stock.

The reduction in the number of issued and outstanding shares of Common Stock to result from the reverse stock split is expected to increase the market price of the Common Stock to a level above the current market trading price. While the Board believes that the shares of Common Stock will trade at higher prices than those which have prevailed in the recent past, there can be no assurance that such increase in the trading price will occur or, if it does occur, that it will equal or exceed the direct arithmetical result of the reverse stock split because there are numerous factors and contingencies which could affect our market price.

The Company’s Common Stock is currently quoted on the OTC Market Groups, Inc. “Current Information” tier under the symbol “WWAG.”  A higher per share price for the Common Stock may enable the Company to meet minimum bid price criteria for initial listing of the Common Stock on a national securities exchange at such time as we implement our future business plans. Because trading of our Common Stock is conducted in the over-the-counter market, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Common Stock. In addition, because the Common Stock is not listed on a national securities exchange and presently trades at less than $5.00 per share, trading in our Common Stock is subject to the requirements of certain rules promulgated under the Exchange Act, which require additional disclosure by brokers or dealers in connection with any trades involving a stock defined as a "penny stock." Because our Common Stock is presently classified as a "penny stock," prior to effectuating any transaction in our Common Stock, a broker or dealer is required to make a suitability determination as to the proposed purchaser of our Common Stock and to receive a written agreement, meeting certain requirements. The additional burdens imposed upon brokers or dealers by such requirements could discourage brokers or dealers from effecting transactions in our Common Stock, which could limit the market liquidity of our Common Stock and the ability of investors to trade our Common Stock.

The Board believes that the reverse stock split also could result in a broader market for our Common Stock than the current market. Many institutional investors are unwilling or unable due to investment restrictions to invest in companies whose stock trades at less than $5.00 per share. Many investment advisors are subject to internal restrictions on their ability to recommend stocks trading at less than $5.00 per share because of a general presumption that such stocks may be highly speculative. In addition, stocks trading at less than $5.00 per share may not be marginable under the internal policies of some investment firms. The reverse stock split is anticipated to result in a price increase for our Common Stock relieving, to some extent, the effect of such limitations on the market for our Common Stock. Additionally, brokerage commissions on the sale of lower priced stocks often represent a higher percentage of the sales price than commissions on relatively higher priced stocks. The expected increase in trading price may also encourage interest and trading in our Common Stock and possibly promote greater liquidity for our stockholders. We also believe that the current per share price of our Common Stock has or may have a negative effect on our ability to use our Common Stock in connection with possible future transactions such as financings, strategic alliances, acquisitions and other uses not presently determinable. However, there can be no assurances that the reverse stock split will have the desired consequences.

Our Series B Convertible Preferred Stock converts into an aggregate of 16,666,666 shares of Common Stock (post-stock split), on a pro rata basis, automatically and immediately after a reverse split of our outstanding common stock.  These shares will represent approximately 77% of our post-split Common Stock, assuming the holders of our Series C Convertible Preferred Stock do not convert their shares of Series C Convertible Preferred Stock.  If the Series C Convertible shareholders convert their shares, the 16,666,666 shares of Common Stock from the conversion of the Series B Convertible Preferred Stock will represent approximately 10% of our outstanding Common Stock.  As a result, some of the benefits of us having less outstanding Common Stock as a result of the reverse stock split will be offset by the automatic conversion feature of the Series C Convertible Preferred Stock.

Our Series C Convertible Preferred Stock are convertible, in the sole discretion of the holder, into an aggregate of post-stock split 144,994,200 shares of our Common Stock on a pro rata basis.  These shares, if converted, would represent approximately 87% of our post-split Common Stock.  As a result, some of the benefits of us having less outstanding Common Stock as a result of the reverse stock split will be offset by the automatic conversion feature of the Series C Convertible Preferred Stock.

Effects of the Reverse Stock Split

The reverse stock split will be effected and will be effective upon a date on or after the expiration of the 20-day Period after the mailing of this Information Statement. The 20-day Period is expected to conclude on or about July 23, 2015.

Adoption of the reverse stock split will reduce the shares of Common Stock outstanding on the record date but will not affect the number of authorized shares of Common Stock. The reverse stock split also will have no effect on the par value of the Common Stock. The effect of the reverse split upon holders of Common Stock will be that the total number of shares of our Common Stock held by each stockholder will be automatically converted into the number of whole shares of Common Stock equal to the number of shares of Common Stock owned immediately prior to the reverse stock split divided by one hundred (100), adjusted for any fractional shares. Each of our stockholders will continue to own shares of Common Stock and will continue to share in the assets and future growth of the Company as a stockholder. Each stockholder that currently owns fewer than one hundred (100) shares of Common Stock will receive one (1) whole shares of Common Stock as a result of the reverse stock split.

Each stockholder's percentage ownership interest in the Company and proportional voting power will change due to adjustments for fractional shares.  Additionally, each holder of our Common Stock will suffer dilution of the percentage of common stock owned, due to the automatic conversion of the Series B Convertible Preferred Stock.  The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the reverse stock split.

No Dissenters Rights

In connection with the approval of the Reverse Split, shareholders of the Company will not have a right to dissent and obtain payment for their shares under the Nevada Revised Statutes, the Articles of Incorporation or Bylaws.

Accounting Matters

The Reverse Split will not affect the par value of the Company’s Common Stock.  As a result, on the effective date of the Reverse Split approved by the Company’s Board of Directors, the stated capital on the Company’s balance sheet attributable to Common Stock would be increased from then current amount by a factor that equals the Reverse Split ratio, and the additional paid-in capital account would be debited with the amount by which the stated capital is increased.  The per share net income or loss and net book value per share will be increased because there will be less shares issued and outstanding.

Tax Consequences to Common Stockholders

The following discussion sets forth the material United States federal income tax consequences that the Company’s management believes will apply with respect to the Company and the shareholders of the Company who are United States holders at the effective time of the Reverse Split.  This discussion does not address the tax consequences of transactions effectuated prior to or after the Reverse Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock.  For this purpose, a United States holder is a shareholder that is: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust.  This discussion does not describe all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities and persons who acquired their Common Stock as compensation).  In addition, this summary is limited to shareholders who hold their Common Stock as capital assets.  This discussion also does not address any tax consequences arising under the laws of any state, local, or foreign jurisdiction.  Accordingly, each shareholder is strongly urged to consult with a tax adviser to determine the particular federal, state, local or foreign income or other tax consequences to such shareholder related to any Reverse Split.

The Reverse Split is intended to be a tax-free recapitalization to the Company and its stockholders, except for those stockholders who receive shares of Common Stock in lieu of a fractional share. Stockholders will not recognize any gain or loss for federal income tax purposes as a result of the Reverse Split, except for those stockholders receiving shares of Common Stock in lieu of a fractional share (as described herein). The holding period for shares of Common Stock after the Reverse Split will include the holding period of shares of Common Stock before the Reverse Split, provided that such shares of Common Stock are held as a capital asset at the effective time of the Amendment. The adjusted basis of the shares of Common Stock after the Reverse Split will be the same as the adjusted basis of the shares of Common Stock before the Reverse Split, excluding the basis of fractional shares. A stockholder who receives shares of Common Stock in lieu of a fractional share generally may recognize gain in an amount not to exceed the excess of the fair market value of such shares over the fair market value of the fractional share to which the stockholder was otherwise entitled.

THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY PARTICULAR PERSON.  IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS “CAPITAL ASSETS” AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY’S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF ANY REVERSE SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS.  THE STATE AND LOCAL TAX CONSEQUENCES OF ANY REVERSE SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES.

AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF ANY FORWARD SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH ANY REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE, LOCAL, AND, IF APPLICABLE, FOREIGN TAX RETURNS.

Tax Consequences for the Company

The Company should not recognize any gain or loss as a result of the Reverse Split.

Share Certificate Transfer Instructions

SHARE CERTIFICATES SHOULD NOT BE SENT TO US OR THE TRANSFER AGENT BEFORE RECEIPT OF SUCH LETTER OF TRANSMITTAL FROM THE COMPANY.

Until a stockholder forwards a completed letter of transmittal, together with certificates representing such stockholder's shares of pre-Reverse Split Common Stock to the transfer agent and receives in return a certificate representing shares of post-Reverse Split Common Stock, such stockholder's pre-Reverse Split Common Stock shall be deemed equal to the number of whole shares of post-Reverse Split Common Stock to which such stockholder is entitled as a result of the Reverse Split.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 5, 2015, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Common Stock(1)

Name and Address of Beneficial Owner(2)	Nature of Beneficial Ownership	Pre-Split No. of Shares	Percent of Class (Pre-Split)	Post-Split No of Shares	Percent of Class (Post-Split)	Percent of Total Voting Rights (Post-Split)

Thomas E. Skala (3)(4)	President and Director	0	0%	0	0%	0%

Mark A. Newgreen (3)(4)	CFO and Director	0	0%	0	0%	0%

Randall L. Skala (3)(4)	Secretary, COO and Director	0	0%	0	0%	0%

Stuart C. Scamman (3)(4)	CTO and Director	0	0%	0	0%	0%

AllCom 4570 South Eastern Avenue, Suite 26-221 Las Vegas, Nevada 89119	5% Shareholder	125,798,890	25%	16,666,666(5)	77%	97%(6)

All Officers and Directors as a Group (4 persons)		0	0%	0	0%	0%

(1)

As of June 5, there were 500,000,000 shares of common stock outstanding (pre-prospective split).  Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for the purposes of computing the percentage of any other person.

(2)

Unless indicated otherwise, the address of the shareholder is 4570 South Eastern Avenue, Suite 26 – 221, Las Vegas, Nevada 89119.

(3)

Indicates an officer and/or director of the Company.

(4)

Indicates an executive officer of AllCom, but such individual does not exert control over securities owned by AllCom and is not attributed ownership of securities owned by AllCom, except Mr. Skala, who owns, together with a family trust, approximately 67% of AllCom’s outstanding voting control.

(5)

Includes 16,666,666 shares of post-split common stock issuable automatically upon the effectiveness of a reverse stock split by the Company.

(6)

Includes 16,666,666 shares of post-stock split common stock issuable automatically upon the effectiveness of a reverse stock split by the Company and 10,000,000 shares of Series C Convertible Preferred Stock, which shares are convertible into 144,994,200 shares of our post-stock split common stock.  Does not include the shares of our Series A Convertible Preferred Stock, which as noted herein, have been transferred to AllCom, but will be retired once we effect a reverse stock split of our common stock.

Series C Preferred Stock(1)

Name and Address of Beneficial Owner(2)	Nature of Beneficial Ownership	No. of Pre-Split Shares	Percent of Total Voting Rights (Pre-Split)	No. of Post-Split Shares	Percent of Total Voting Rights (Post-Split)

Thomas E. Skala (3)(4)	President and Director	0	0%	0	0%

Mark A. Newgreen (3)(4)	CFO and Director	0	0%	0	0%

Randall L. Skala (3)(4)	Secretary, COO and Director	0	0%	0	0%

Stuart C. Scamman (3)(4)	CTO and Director	0	0%	0	0%

AllCom 4570 South Eastern Avenue, Suite 26-221 Las Vegas, Nevada 89119	5% Shareholder	10,000,000	87%	10,000,000	97%(5)

All Officers and Directors as a Group (4 persons)		0	0%	0	0%

(1)

As of June 5, 2015, there were 10,000,000 shares of Series C Convertible Preferred Stock outstanding.  Shares of Series B Preferred Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for the purposes of computing the percentage of any other person.

(2)

Unless indicated otherwise, the address of the shareholder is 4570 South Eastern Avenue, Suite 26 – 221, Las Vegas, Nevada 89119.

(3)

Indicates an officer and/or director of the Company.

(4)

Indicates an executive officer of AllCom, but such individual does not exert control over securities owned by AllCom and is not attributed ownership of securities owned by AllCom, except Mr. Skala, who owns, together with a family trust, approximately 67% of AllCom’s outstanding voting control.

(5)

Includes 16,666,666 shares of post-stock split common stock issuable automatically upon the effectiveness of a reverse stock split by the Company and 10,000,000 shares of Series C Convertible Preferred Stock, which shares are convertible into 144,994,200 shares of our post-stock split common stock.  Does not include the shares of our Series A Convertible Preferred Stock, which as noted herein, have been transferred to AllCom, but will be retired once we effect a reverse stock split of our common stock.

Change in Control

As a result of the Share Exchange Transaction with AllCom, we issued AllCom (i) 125,798,890 shares of our Common Stock, restricted in accordance with Rule 144, (ii) 5,000,000 shares of our Series B Convertible Preferred Stock, restricted in accordance with Rule 144, with the rights and preferences in the Certificate of Designation for the Series B Convertible Preferred Stock attached hereto, and (iii) 10,000,000 shares of our Series C Convertible Preferred Stock, restricted in accordance with Rule 144, with the rights and preferences in the Certificate of Designation for the Series C Convertible Preferred Stock attached hereto (such transaction, the “Share Exchange Transaction”), all of which shares equate to approximately 97% of our outstanding voting control (not including the shares of our Series A Convertible Preferred Stock, which as noted below, have been transferred to AllCom, but will be retired once we effect a reverse stock split of our common stock).  As a result of the Share Exchange Transaction with AllCom we underwent a change in our voting control.

Executive Compensation

The following sets forth information with respect to the compensation awarded or paid to our former executive officers for all services rendered in all capacities to us for the fiscal years ended December 31, 2014, 2013, and 2012.

Summary Compensation Table

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for the fiscal years ended fiscal years ended December 31, 2014, 2013 and 2012.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Thomas Nix (1)(2)	2014	$86,000	$0	$0	$86,000
Former	2013	$30,000	$0	$0	$30,000
Chief Executive Officer	2012	$30,000	$0	$0	$30,000

Stephen Spencer (1)(2)	2014	$50,000	$0	$15,000	$65,000
Chief Financial Officer	2013	$0	$0	$29,660	$29,660
and Secretary	2012	$0	$0	$2,000	$2,000

(1) Effective June 4, 2013, Mr. Nix and Mr. Spencer were appointed to our board of directors and named executive officers in connection with the issuance of 99,000,000 shares of our common stock to Summit Digital Holdings, Inc.  In connection with the change in control transaction, Mr. Nix was appointed as our President and Chief Executive Officer and Mr. Spencer was appointed our Chief Financial Officer.  Both Nix and Spencer were awarded $50,000 in accrued compensation in 2014.  The accrued compensation will be paid when the funds are available to WWAG.

(2) Upon the closing of the Share Exchange Agreement with AllCom on April 9, 2015, Thomas Nix submitted his resignation as our Chief Executive Officer and Stephen Spencer submitted his resignation as our Chief Financial Officer and Secretary.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers for fiscal year 2014:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares or Units of Stock That Have Not Vested (#)	Market Value Of Shares Or Units Of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Thomas Nix	-0-	-0-	-0-	-0-	-	-0-	-0-	-0-	-0-

Stephen Spencer	-0-	-0-	-0-	-0-	-	-0-	-0-	-0-	-0-

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C.20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov.

By order of the Board of Directors

/s/ Thomas E. Skala

Thomas E. Skala, President

June  23, 2015

Los Angeles, CA

Exhibit A

CERTIFICATE OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

WWA GROUP, INC.

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT | **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

WWA Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1, Name, is restated in its entirety as follows:

"1. The name of the Corporation shall be: Genie Gateway."

Article 5, Capital Stock, is restated in its entirety as follows:

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 97%

4. Effective date and time of filing: (optional) Date: July 23, 2015 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

A-1

ATTACHMENT TO

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

WWA GROUP, INC.

5.

Capital Stock.

A.

The Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and “Preferred Stock”. The total number of shares of

Common Stock which this Corporation is authorized to issue is Five Hundred Million

(500,000,000) shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is One Hundred Million (100,000,000) shares, par value $0.001.

B.

Upon the effectiveness of this Certificate of Amendment to Articles of

Incorporation with the Secretary of State of the State of Nevada (the “Effective Time”), each one hundred (100) shares of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined and converted, without any action on the part of the holder thereof, into one (1)

share of fully paid and nonassessable Common Stock of the Corporation (the “Reverse Stock

Split”). Fractional shares, if any, will be rounded up to the next whole share. The Reverse

Stock Split shall occur whether or not the certificates representing shares of Old Common

Stock are surrendered to the Corporation or its transfer agent. The Reverse Stock Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of

Common Stock resulting from the Reverse Stock Split and held by a single record holder shall be aggregated. The par value of each share of Common Stock shall not be adjusted in connection with the Reverse Stock Split, and the number of shares of Common Stock the

Corporation is authorized to issue, as set forth in Section A of this Article 3, shall not be reduced or otherwise affected by the Reverse Stock Split.

C.

The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series,

such voting powers, full or limited, or no voting powers, and such designations, preferences,

and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, including, without limitation, the authority to fix or alter the dividend rights, dividend rates, conversion rights, exchange rights, rights and terms of redemption

(including sinking and purchase fund provisions), the redemption price or prices, the dissolution preferences and the rights in respect to any distribution of assets of any wholly unissued series of Preferred Stock, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a

“Preferred Stock Designation”) and as may be permitted by the Nevada Revised Statutes.

The Board of Directors is also expressly authorized to increase or decrease (but not below the

A-2

number of shares of such series then outstanding) the number of shares of any series of

Preferred Stock subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, preferences and relative,

participating, optional, voting or other rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Stock may, except as otherwise expressly provided in this Article 3, vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors providing for the issuance of the various series; provided, however , that all shares of any one series of Preferred Stock shall have the same designation, preferences and relative, participating, optional, voting or other rights and qualifications, limitations and restrictions. Except as otherwise required by law, or as otherwise fixed by resolution or resolutions of the Board of Directors with respect to one or more series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock, and each stockholder of the Corporation who at the time possesses voting power for any purpose shall be entitled to one vote for each share of such stock standing in his name on the books of the Corporation.

D.

No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation, whether now or hereafter authorized, which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities, or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons,

firms, corporations, and associations, and for such lawful consideration, and on such terms,

as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

E.

The Corporation elects not to be governed by the terms and provisions of

Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Amended and Restated Articles of Incorporation, directly or indirectly,

by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this Article 3 shall apply to or have any effect on any transaction with an interested stockholder occurring prior to such amendment or repeal.

A - 3